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                                                              EXHIBIT 10(lxviii)

                                 AMENDMENT NO. 1
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 2000)

                  NACCO Materials Handling Group, Inc. adopts this Amendment No. 1 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective September 1, 2000) (the "Plan"), effective as of October 1, 2000. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

                  Sections 2.12(a), 2.12(b), 2.12(c) and 2.12(d) of the Plan are hereby amended in their entirety to read as follows:

         "(a) For purposes of Section 3.1 of the Plan, the term "Participant" means an Employee of the Company who is a Participant in the profit sharing portion of the Profit Sharing Plan (i) whose profit sharing benefit for a Plan Year is limited by the application of Section 401(a)(17) or 415 of the Code and
(ii) whose base salary or annual base rate of pay for such Plan Year was at least $115,000.

         (b) For purposes of Section 3.2 of the Plan, the term "Participant" means (i) any Employee of the Company who made Excess Deferrals under the Plan prior to January 1, 1996 and (ii) any Employee of the Company whose base salary or annual base rate of pay for the Plan Year in which a deferral election is required is at least $115,000, who is listed on Exhibit A hereto and who is eligible to make Excess Deferrals on or after January 1, 2000.

         (c) For purposes of Sections 3.3 and 3.4 of the Plan, the term "Participant" means a 401(k) Employee (i) who is unable to make all of the Before-Tax Contributions that he has elected to make to the Profit Sharing Plan, or is unable to receive the maximum amount of Matching Contributions under the Profit Sharing Plan due to the limitations of Section 402(g), 401(a)(17), 401(k)(3) or 401(m) of the Code and (ii) whose base salary or annual base rate of pay for the Plan Year in which a deferral election is required is at least $115,000.

         (d) For purposes of Section 3.5 of the Plan, the term "Participant" means an Employee of the Company (i) who is a participant in the LTIP Plan, (ii) who, both at the time the deferral election is required and the time the deferral becomes effective, is either a U.S. citizen, a nonresident alien who is covered on a U.S. payroll or a citizen or resident of the United Kingdom (referred to herein as "UK Participants"), Brazil, Italy or Mexico and (iii) whose base salary or annual base rate of pay for the Plan Year in which a deferral election is required was at least $115,000 (U.S.). In addition, the Employee must either be an active Employee at the time the deferral becomes effective or must have "Retired" as such term is defined in the LTIP Plan."

                                    SECTION 2

                  Section 2.12(f) of the Plan is hereby amended by adding the following new sentence to the end thereof:


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                  "Notwithstanding the change in eligibility requirements which became effective as of October 1, 2000, any Employee of the Company who (i) was eligible to participate in the Plan as of September 30, 2000 and (ii) actually had amounts allocated to an Account under the Plan as of such date, shall remain as an eligible Participant in the Plan on and after October 1, 2000; provided that his total compensation is at least equal to the compensation limit specified in Code Section 414(q) relating to Highly Compensated Employees."

                                            NACCO MATERIALS HANDLING GROUP, INC.


Date: 2/19/01                               By: /s/ James M. Phillips
     ------------                               --------------------------------
                                                Title: Vice President-Human
                                                       Resources



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